UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                              ---------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





     MAY 11, 2004                                            333-81778
------------------------------------------------       -----------------------
Date of Report (Date of earliest event reported)      (Commission File Number)


                          WHEELING ISLAND GAMING, INC.
             (Exact name of registrant as specified in its charter)





      DELAWARE                                                16-1333214
------------------------------------------------       -----------------------
(State or other jurisdiction of incorporation           (I.R.S. Employer
or organization)                                        Identification Number)



               1 SOUTH STONE STREET, WHEELING, WEST VIRGINIA 26003
   --------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 232-5050
   --------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (a) Not applicable.

               (b) Not applicable.

               (c) EXHIBITS:

               99.1 Press Release, dated May 11, 2004.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED UNDER ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

             The information contained in this Current Report on Form 8-K is intended to be furnished under Item 12, "Results of Operations and Financial Condition" and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of
             Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

             A copy of the press release issued by Wheeling Island Gaming, Inc. on May 11, 2004 with respect to its financial results for the quarter ended March 28, 2004 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WHEELING ISLAND GAMING, INC.


                                     By: /s/ MICHAEL D. CORBIN
                                         ------------------------------------
                                         Name:  Michael D. Corbin
                                         Title: Vice President of Finance


Date:  May 13, 2004

                                  EXHIBIT INDEX

DOC. NO.       DOCUMENT DESCRIPTION

99.1           Press Release, dated May 11, 2004.





                                       4